EXHIBIT 10.23
SIXTH AMENDMENT TO THE
SANMINA CORPORATION
DEFERRED COMPENSATION PLAN

This SIXTH AMENDMENT to the Sanmina Corporation Deferred Compensation Plan (the “Plan”) is made by the Deferred Compensation Plans Committee (the “Committee”).

Sanmina Corporation (the “Company”) currently maintains the Plan. Pursuant to Section 9.1 of the Plan, the Committee has the authority to amend the Plan. The Committee now desires to amend the Plan.

NOW THEREFORE, BE IT RESOLVED, that Section 2.13 of the Plan is hereby amended and restated in its entirety as follows, effective April 2, 2018:

“Disability. “Disability” means a determination by the Social Security Administration that a Participant is disabled within the meaning of the Social Security Act or a determination by the Company’s long-term disability carrier that a Participant is disabled in accordance with the Company’s long-term disability insurance plan, provided the definition of disability applied under such plan complies with the requirements of Treas. Reg. Section 1.409A-3(i)(4).”

IN WITNESS WHEREOF, this Sixth Amendment was adopted as of this August 2, 2018.

DEFERRED COMPENSATION PLANS
COMMITTEE

By:     _/s/ Brian Casey_____________
Brian Casey

Title:     Chair of the Deferred Compensation Plans
Committee

4820-5812-3373.1